EXHIBIT 99.2


                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Annual Report on Form 10-K/A for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 7, 2003


                                                     /s/ Denni J. Lester
                                                     ---------------------------
                                                     Denni J. Lester
                                                     Vice President, Finance
                                                     and Chief Financial Officer








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